UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : November 25, 2002

CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2002 providing for the issuance of Centex Home Equity Loan Trust 2002-B.

                                 CHEC FUNDING LLC
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-02                 76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-6811

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Centex Home Equity Loan Trust 2002-B (the "Certificates").

     The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2002 ( the "Agreement"), among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee. On November 25, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 25, 2002 as Exhibit 99.1.

CHEC FUNDING LLC
Centex Home Equity Loan Trust 2002-B
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 JPMorgan Chase Bank,
                                 not in its individual capacity but solely as Trustee under the
                                 Agreement referred to herein



Date:  November 25, 2002        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         November 25, 2002

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  November 25, 2002


                                       Centex Home Equity Loan Trust 2002-B
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               November 25, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1        54,800,000.00      42,682,183.68  3,691,166.31    127,335.18    3,818,501.49   0.00         0.00       38,991,017.37
AF_2        31,000,000.00      31,000,000.00          0.00    115,914.17      115,914.17   0.00         0.00       31,000,000.00
AF_3        25,000,000.00      25,000,000.00          0.00    106,708.33      106,708.33   0.00         0.00       25,000,000.00
AF_4        31,800,000.00      31,800,000.00          0.00    156,244.00      156,244.00   0.00         0.00       31,800,000.00
AF_5         5,000,000.00       5,000,000.00          0.00     26,391.67       26,391.67   0.00         0.00        5,000,000.00
AF_6        16,317,000.00      16,317,000.00          0.00     80,361.23       80,361.23   0.00         0.00       16,317,000.00
MF_1        10,423,000.00      10,423,000.00          0.00     55,745.68       55,745.68   0.00         0.00       10,423,000.00
MF_2         9,000,000.00       9,000,000.00          0.00     51,705.00       51,705.00   0.00         0.00        9,000,000.00
BF           6,160,000.00       6,160,000.00          0.00     36,508.27       36,508.27   0.00         0.00        6,160,000.00
AV         191,470,000.00     170,194,038.58  6,045,267.28    306,301.99    6,351,569.27   0.00         0.00      164,148,771.30
MV_1        17,512,000.00      17,512,000.00          0.00     37,548.65       37,548.65   0.00         0.00       17,512,000.00
MV_2        12,843,000.00      12,843,000.00          0.00     32,956.57       32,956.57   0.00         0.00       12,843,000.00
BV          11,675,000.00      11,673,201.21          0.00     37,192.12       37,192.12   0.00         0.00       11,673,201.21
R                    0.00               0.00          0.00          0.00            0.00   0.00         0.00                0.00
TOTALS     423,000,000.00     389,604,423.47  9,736,433.59  1,170,912.86   10,907,346.45   0.00         0.00      379,867,989.88

AIO_1       48,000,000.00      30,000,000.00          0.00    150,000.00      150,000.00   0.00         0.00       28,000,000.00
AIO_2       56,000,000.00      38,000,000.00          0.00    190,000.00      190,000.00   0.00         0.00       35,000,000.00
X_IO             9,998.46           9,998.46          0.00         14.25           14.25   0.00         0.00            9,998.46
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1     152314EU0     778.87196496    67.35704945    2.32363467      69.68068412          711.51491551       AF_1        3.580000 %
AF_2     152314EV8   1,000.00000000     0.00000000    3.73916677       3.73916677        1,000.00000000       AF_2        4.487000 %
AF_3     152314EW6   1,000.00000000     0.00000000    4.26833320       4.26833320        1,000.00000000       AF_3        5.122000 %
AF_4     152314EX4   1,000.00000000     0.00000000    4.91333333       4.91333333        1,000.00000000       AF_4        5.896000 %
AF_5     152314EY2   1,000.00000000     0.00000000    5.27833400       5.27833400        1,000.00000000       AF_5        6.334000 %
AF_6     152314EZ9   1,000.00000000     0.00000000    4.92500031       4.92500031        1,000.00000000       AF_6        5.910000 %
MF_1     152314FA3   1,000.00000000     0.00000000    5.34833349       5.34833349        1,000.00000000       MF_1        6.418000 %
MF_2     152314FB1   1,000.00000000     0.00000000    5.74500000       5.74500000        1,000.00000000       MF_2        6.894000 %
BF       152314FC9   1,000.00000000     0.00000000    5.92666721       5.92666721        1,000.00000000       BF          7.112000 %
AV       152314FD7     888.88096610    31.57292150    1.59973881      33.17266031          857.30804460       AV          2.090000 %
MV_1     152314FE5   1,000.00000000     0.00000000    2.14416686       2.14416686        1,000.00000000       MV_1        2.490000 %
MV_2     152314FF2   1,000.00000000     0.00000000    2.56611150       2.56611150        1,000.00000000       MV_2        2.980000 %
BV       152314FG0     999.84592805     0.00000000    3.18562056       3.18562056          999.84592805       BV          3.700000 %
TOTALS                 921.05064650    23.01757350    2.76811551      25.78568901          898.03307300

AIO_1    N/A           625.00000000     0.00000000    3.12500000       3.12500000          583.33333333       AIO_1       6.000000 %
AIO_2    N/A           678.57142857     0.00000000    3.39285714       3.39285714          625.00000000       AIO_2       6.000000 %
X_IO     N/A         1,000.00000000     0.00000000    1.42521948       1.42521948        1,000.00000000       X_IO        0.000000 %
--------------------------------------------------------------------------------------------------------  ------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                    Sora Jun
               JPMorgan Chase Bank - Structured Finance Services
                                4 New York Plaza, 6th floor
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                           Email: Sora.jun@chase.com
                    ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


                                       Centex Home Equity Loan Trust 2002-B
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               November 25, 2002


Sec. 7.09(ii)                Distributions Allocable to Principal
                             Group I
                             Scheduled Monthly Payments                                            200,874.94
                             Curtailments                                                          299,553.49
                             Prepayments in Full                                                 2,785,807.47
                             Loans Repurchased by Seller                                                 0.00
                             Substitution Amounts                                                        0.00
                             Net Liquidation Proceeds                                                    0.00
                             Subordination Increase Amount                                         404,930.41
                             Excess Overcollateralization Amount                                         0.00

                             Group II
                             Scheduled Monthly Payments                                            113,931.94
                             Curtailments                                                         -190,362.06
                             Prepayments in Full                                                 5,133,191.22
                             Loans Repurchased by Seller                                                 0.00
                             Substitution Amounts                                                        0.00
                             Net Liquidation Proceeds                                                    0.00
                             Subordination Increase Amount                                         988,506.18
                             Excess Overcollateralization Amount                                         0.00

Sec. 7.09(iv)                Class Interest Carryover Shortfall
                             Group I Certificates
                             Class AF-1                                                                  0.00
                             Class AF-2                                                                  0.00
                             Class AF-3                                                                  0.00
                             Class AF-4                                                                  0.00
                             Class AF-5                                                                  0.00
                             Class AF-6                                                                  0.00
                             Class MF-1                                                                  0.00
                             Class MF-2                                                                  0.00
                             Class BF                                                                    0.00
                             Group II Certificates
                             Class AV                                                                    0.00
                             Class MV-1                                                                  0.00
                             Class MV-2                                                                  0.00
                             Class BV                                                                    0.00

Sec. 7.09(v)                 Class Principal Carryover Shortfall
                             Group I Certificates
                             Class AF-1                                                                  0.00
                             Class AF-2                                                                  0.00
                             Class AF-3                                                                  0.00
                             Class AF-4                                                                  0.00
                             Class AF-5                                                                  0.00
                             Class AF-6                                                                  0.00
                             Class MF-1                                                                  0.00
                             Class MF-2                                                                  0.00
                             Class BF                                                                    0.00

                             Group II Certificates
                             Class AV                                                                    0.00
                             Class MV-1                                                                  0.00
                             Class MV-2                                                                  0.00
                             Class BV                                                                    0.00

Sec. 7.09(vi)                Aggregate Loan Balance of Each Group
                             Group I Beginning Aggregate Loan Balance                          178,182,344.28
                             Group I Ending Aggregate Loan Balance                             174,896,108.38

                             Group II Beginning Aggregate Loan Balance                         214,250,563.08
                             Group II Ending Aggregate Loan Balance                            209,192,312.37

Sec. 7.09(vii)               Overcollateralization
                             Group I Overcollateralization Amount                                1,205,091.01
                             Group I Required Overcollateralization Amount                       3,316,397.08

                             Group II Overcollateralization Amount                               3,015,339.86
                             Group II Required Overcollateralization Amount                      4,670,031.88

Sec. 7.09(viii)              Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)                Substitution Amounts
                             Group I                                                                   0.00
                             Group II                                                                  0.00
Sec. 7.09(ix)                Loan Purchase Price Amounts
                             Group I                                                                   0.00
                             Group II                                                                  0.00

Sec. 7.09(x)                 Weighted Average Net Coupon Rate
                             Group I                                                               8.8348 %
                             Group II                                                              8.9195 %


Sec. 7.09(xi)                Monthly Interest Amount
                             Group I                                                           1,312,343.94
                             Group II                                                          1,593,005.51

Sec. 7.09(xiii)              Weighted Average Gross Margin - Group II Loans                        8.7693 %

Sec. 7.09(xiv)               Largest Loan Balance
                             Group I                                                             525,927.70
                             Group II                                                            524,450.68

Sec. 7.09(xv)                Basic Principal Amount
                             Group I                                                           3,286,235.90
                             Group II                                                          5,056,761.10

Sec. 7.09(xvi)               Net Wac Cap Carryover
                             Group I                                                                   0.00
                             Group II                                                                  0.00

Sec. 7.09(xvi)               Net Wac Cap
                             Group I                                                                 7.82 %
                             Group II                                                                7.60 %

Sec. 7.09(xix)               Applied Realized Loss Amounts
                             Group I                                                                   0.00
                             Class MF-1                                                                0.00
                             Class MF-2                                                                0.00
                             Class BF                                                                  0.00
                             Group II                                                                  0.00
                             Class MV-1                                                                0.00
                             Class MV-2                                                                0.00
                             Class BV                                                                  0.00

Sec. 7.09(b)(i)              Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)

                                     Group 1
                                                                               Principal
                                    Category              Number                Balance               Percentage
                                    1 Month                        49             2,221,011.18                  1.27 %
                                    2 Month                        18               644,758.62                  0.37 %
                                    3 Month                        22               931,253.39                  0.53 %
                                    Total                      89                 3,797,023.19                  2.17 %
                                     Group 2
                                                                               Principal
                                    Category              Number                Balance               Percentage
                                    1 Month                        45             3,948,066.97                  1.89 %
                                    2 Month                        19             1,686,307.28                  0.81 %
                                    3 Month                        20             1,854,417.09                  0.89 %
                                     Total                         84             7,488,791.34                  3.59 %

                                     Group Totals
                                                                               Principal
                                    Category              Number                Balance               Percentage
                                    1 Month                        94             6,169,078.15                  1.61 %
                                    2 Month                        37             2,331,065.90                  0.61 %
                                    3 Month                        42             2,785,670.48                  0.73 %
                                     Total                        173            11,285,814.53                  2.95 %

Sec. 7.09(b)(ii)             Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                                      Group 1
                                                           Principal
                                      Number               Balance                Percentage
                                               16              827,604.34                  0.47 %
                                      Group 2
                                                           Principal
                                      Number               Balance                Percentage
                                                8            1,074,168.69                  0.51 %
                                     Group Totals
                                                           Principal
                                      Number               Balance                Percentage
                                               24            1,901,773.03                  0.50 %



Sec. 7.09(b)(iii)            Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy

                                     Group 1
                                                          Principal
                                     Number               Balance                Percentage
                                              21            1,297,894.46                  0.74 %
                                     Group 2
                                                          Principal
                                     Number               Balance                Percentage
                                              24            2,153,987.43                  1.03 %
                                    Group Totals
                                                          Principal
                                     Number               Balance                Percentage
                                              45            3,451,881.89                  0.90 %

Sec. 7.09(b)(iii)            Balloon Loans
                             Number of Balloon Loans                                                                172.00
                             Balance of Balloon Loans                                                        13,094,501.62

Sec. 7.09(b)(iv)             Number and Aggregate Principal Amounts of REO Loans
                                     Group 1
                                                          Principal
                                     Number               Balance                Percentage
                                               0                    0.00                  0.00 %
                                     Group 2
                                                          Principal
                                     Number               Balance                Percentage
                                               2              384,345.00                  0.18 %
                                    Group Totals
                                                          Principal
                                     Number               Balance                Percentage
                                               2              384,345.00                  0.10 %

Sec. 7.09(b)(v)              Book Value of REO Loans
                             Group I                                                                              0.00
                             Group II                                                                       384,750.00

Sec. 7.09(b)(vi)             Realized Losses
                             Group I
                             Monthly Realized Losses                                                              0.00
                             Cumulative Realized Losses                                                           5.00

                             Group II
                             Monthly Realized Losses                                                              0.00
                             Cumulative Realized Losses                                                       1,798.79

Sec. 7.09(b)(vii)            Net Liquidation Proceeds
                             Group I                                                                              0.00
                             Group II                                                                             0.00

Sec. 7.09(b)(viii)           60+ Delinquency Percentage (Rolling Three Month)
                             Group I                                                                            1.23 %
                             Group II                                                                           1.94 %

Sec. 7.09(b)(ix)             Cumulative Loss Percentage
                             Group I                                                                            0.00 %
                             Group II                                                                           0.00 %

Sec. 7.09(b)(x)              Has a Trigger Event Occurred?
                             Group I                                                                                NO
                             Group II                                                                               NO

                             1-Month LIBOR for Current Distribution Date                                     1.83000 %


